Summary of Quarterly Results of Operations (Unaudited)	12 Months Ended
Dec. 31, 2012
Quarterly Financial Data [Abstract]
SUMMARY OF QUARTERLY RESULTS OF OPERATIONS
SUMMARY OF QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

	2012
	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Full Year
Net sales	$2,136,344	$2,573,022	$2,603,226	$2,221,870	$9,534,462
Gross profit	909,839	1,150,597	1,150,282	995,508	4,206,226
Net income	100,216	227,813	234,953	68,052	631,034
Net income per common share - basic	.97	2.23	2.29	0.66	6.15
Net income per common share - diluted	.95	2.17	2.24	0.65	6.02

Net income in the fourth quarter was decreased by $49,163 ($.47 per share) due to the DOL Settlement (see Note 9) and increased by inventory adjustments and adjustments to compensation and benefit expenses. Gross profit increased by $28,724 ($.17 per share), primarily as a result of adjustments of $29,488 based on an annual physical inventory count performed during the fourth quarter, year-end inventory levels and related cost adjustments. Selling, general and administrative expenses decreased $5,645 ($.03 per share) related to compensation and benefit expense adjustments.

	2011
	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter	Full Year
Net sales	$1,855,586	$2,354,751	$2,484,920	$2,070,442	$8,765,699
Gross profit	797,408	1,022,755	1,038,299	886,100	3,744,562
Net income	68,316	179,115	179,877	14,552	441,860
Net income per common share - basic	.64	1.69	1.74	.14	4.22
Net income per common share - diluted	.63	1.66	1.71	.14	4.14

Net income in the fourth quarter was decreased by $74,982 ($.71 per share) due to the settlement of the IRS' audit of the Company's ESOP. Net income in the fourth quarter was increased by physical inventory adjustments and adjustments to compensation and benefit expenses. Gross profit increased by $25,123 ($.15 per share), primarily as a result of physical inventory adjustments of $23,394 based on an annual physical inventory count performed during the fourth quarter, year-end inventory levels and related costs.